Legal Reserve and Retained Earnings	12 Months Ended
Dec. 31, 2022
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Legal Reserve and Retained Earnings

13.	Legal Reserve and Retained Earnings
The Corporation Law of Japan provides that an amount equal to 10% of distributions from retained earnings paid by the Company and its Japanese subsidiaries be appropriated as a legal reserve. No further appropriations are required when the total amount of the additional paid-in
capital and the legal reserve equals 25% of their respective stated capital. The Corporation Law of Japan also provides that additional paid-in
capital and legal reserve are available for appropriations by resolution of the shareholders. Certain foreign subsidiaries are also required to appropriate their earnings to legal reserves under the laws of their respective countries.
Cash dividends and appropriations to the legal reserve charged to retained earnings for the years ended December 31, 2022, 2021 and 2020 represent dividends paid out during those years and the related appropriations to the legal reserve. Retained earnings at December 31, 2022 did not reflect current year-end
dividends in the amount of ¥60,931 million which were approved by the shareholders in March 2023.
The amount available for dividends under the Corporation Law of Japan is based on the amount recorded in the Company’s nonconsolidated books of account in accordance with financial accounting standards of Japan. Such amount was ¥832,748 million at December 31, 2022.
Retained earnings at December 31, 2022 included Canon’s equity in undistributed earnings of affiliated companies accounted for by the equity method in the amount of ¥19,787 million.